SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

February 18, 2004

DYAX CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-24537	04-3053198
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Technology Square, Cambridge, MA 02139
(Address of principal executive offices and zip code)

(617) 225-2500
(Registrant’s telephone number, including area code)

Item 12.                                                    Results of Operations and Financial Condition.

On February 18, 2004, Dyax Corp. issued a press release announcing its financial results for the quarter and year ended December 31, 2003.  Pursuant to Item 12, a copy of that press release is hereby furnished to the Commission as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 18, 2004	DYAX CORP.

	By:	/s/ Stephen S. Galliker
Stephen S. Galliker
Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of Dyax Corp. dated February 18, 2004, reporting Dyax’s financial results for the quarter and year ended December 31, 2003.